SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003


                           Alamogordo Financial Corp.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


  United States of America              0-29655                   74-281948
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(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)

500 10th Avenue, Alamogordo, New Mexico                              88310
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (505) 437-9334
                                                     --------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
        -------------------------------------------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

Item 9. Regulation FD Disclosure - Item 12 Information
        ----------------------------------------------

     On October 15, 2003, the Company issued a press release regarding its earnings for the fiscal quarter ended September 30, 2003. The press release is included as Exhibit 99 to this report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           ALAMOGORDO FINANCIAL CORP.


DATE:  October 15, 2003                By: /s/ R. Miles Ledgerwood
                                           ------------------------------------
                                           R. Miles Ledgerwood
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

        Exhibit 99      Press Release of Alamogordo Financial Corp.

                                   EXHIBIT 99

                   PRESS RELEASE OF ALAMOGORDO FINANCIAL CORP.

                                   ALAMOGORDO
                                    FINANCIAL
                                      CORP.





                                  PRESS RELEASE

                                                          Date: October 15, 2003
                                                    Contact: R. Miles Ledgerwood
                                                                   (505)437-9334

                              FOR IMMEDIATE RELEASE

                  Alamogordo Financial Corp. Declares Dividend

     R. Miles Ledgerwood, President and Chief Executive Officer of Alamogordo Financial Corp. (OTC Bulletin Board "ALMG") today announced that the Company has declared a cash dividend of 17 cents per share on the Company's common stock for the fiscal quarter ended September 30, 2003. The dividend will be payable to stockholders of record as of October 31, 2003, and will be paid on November 14, 2003.

     Alamogordo Financial Corp. is the parent corporation for Alamogordo Federal Savings and Loan Association, a federally chartered savings association headquartered in Alamogordo, New Mexico. The Association's deposits are insured by the Federal Deposit Insurance Corporation. The Company reported net income of $214,046 for the three months ended September 30, 2003. At September 30, 2003, the Company had total assets of $157.7 million, total deposits of $116.4 million, and total stockholders' equity of $28.1 million.










           500 10th St. - ALAMOGORDO, NM 88310 - PHONE (505) 437-9334